Exhibit 99.3

Introduction

The unaudited pro forma consolidated statements of operations and balance sheet (pro forma financial statements) combine the historical consolidated financial statements of NextEra Energy Partners, LP (NEP) and the financial statements of the entities that were acquired by NEP to illustrate the potential effect of the acquisitions. Subsidiaries of NEP completed the acquisitions of an approximately 250 megawatt (MW) wind power electric generating facility in January 2015 and the development rights and facilities under construction of a 20 MW solar power electric generating facility in February 2015 (collectively, the first quarter acquisitions). A subsidiary of NEP acquired four wind power electric generating facilities with generating capacity totaling approximately 664 MW in May 2015. In addition, through a series of transactions beginning in April 2015, a subsidiary of NEP acquired 50% ownership interests in subsidiaries of NextEra Energy, Inc. (NEE) that are currently constructing three solar power electric generating facilities with 277 MW of total generating capability. The 50% ownership interests will be accounted for as equity method investments as NEP did not obtain control of the assets. These acquisitions are collectively referred to as the acquired assets. The acquired assets were previously owned by indirect subsidiaries of NEE and, as such, the acquisitions are considered a transfer of assets between entities under common control. The pro forma financial statements are based on, and should be read in conjunction with, the consolidated financial statements of NEP included in NEP's Annual Report on Form 10-K for the year ended December 31, 2014 filed with the Securities and Exchange Commission (SEC) on February 20, 2015, as amended, and retrospectively adjusted to reflect the first quarter acquisitions in NEP's Current Report on Form 8-K filed with the SEC on May 12, 2015, as amended by NEP's Current Report on Form 8-K/A filed with the SEC on July 2, 2015 (Amendment 1). The pro forma financial statements are also based on, and should be read in conjunction with, the condensed consolidated financial statements of NEP included in NEP's Quarterly Report on Form 10-Q for the three months ended March 31, 2015 filed with the SEC on May 1, 2015 as well as the combined financial statements of the Assets Acquired by NextEra Energy Partners, LP and the condensed combined financial statements of the Assets Acquired by NextEra Energy Partners, LP included in Exhibits 99.1 and 99.2 to Amendment No. 1.

The historical consolidated financial statements have been adjusted in the pro forma consolidated financial statements to give effect to pro forma events that are (1) directly attributable to the acquisition of the acquired assets, (2) factually supportable and (3) with respect to the pro forma statements of operations, expected to have a continuing impact on the consolidated results. The pro forma financial statements have been derived by the application of pro forma adjustments to the historical consolidated financial statements of NEP. The pro forma consolidated statements of operations for the years ended December 31, 2014, 2013 and 2012 and for the three months ended March 31, 2015 give effect to the acquisitions (excluding the first quarter acquisitions which have already been reflected in the historical consolidated financial statements) and the debt and equity transactions related to such acquisitions as if they had occurred on January 1, 2012. The unaudited pro forma consolidated balance sheet as of March 31, 2015 gives effect to the acquisitions (excluding the first quarter acquisitions which have already been reflected in the historical consolidated financial statements) and the debt and equity transactions related to such acquisitions as if they had occurred on March 31, 2015. The adjustments are based on currently available information and certain estimates and assumptions and therefore the actual effects of these transactions may differ from the pro forma adjustments.

NEXTERA ENERGY PARTNERS, LP UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (millions, except per unit amounts)

Three months ended March 31, 2015
	NEP Historical	Acquired Assets (1)	Pro Forma Adjustments		Pro Forma Combined
OPERATING REVENUES	$74	$14	$—		$88
OPERATING EXPENSES
Operations and maintenance	16	5	(1)	(a)	20
Depreciation and amortization	23	7	—		30
Transmission	1	—	—		1
Taxes other than income taxes and other	3	—	—		3
Total operating expenses	43	12	(1)		54
OPERATING INCOME	31	2	1		34
OTHER INCOME (DEDUCTIONS)
Interest expense	(23)	(2)	—		(25)
Benefits associated with differential membership interests—net	1	1	—		2
Other—net	1	—	—		1
Total other deductions—net	(21)	(1)	—		(22)
INCOME BEFORE INCOME TAXES	10	1	1		12
INCOME TAXES	1	1	(1)	(b)	1
NET INCOME	9	$—	2		11
Less net income attributable to noncontrolling interest(2)	7		2	(c)	9
NET INCOME ATTRIBUTABLE TO NEXTERA ENERGY PARTNERS, LP	$2		$—		$2

Weighted average number of common units outstanding - basic and assuming dilution	18.7		2.3		21.0
Earnings per common unit attributable to NextEra Energy Partners, LP - basic and assuming dilution	$0.08				$0.07
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(1)	Excludes the operations of the projects which were acquired during the three months ended March 31, 2015, which are reflected in the NEP historical results.

(2)	Net income attributable to noncontrolling interest includes the pre-acquisition net income of NEP's first quarter acquisitions.

NEXTERA ENERGY PARTNERS, LP UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (millions, except per unit amounts)

Year ended December 31, 2014
	NEP Historical	Acquired Assets(1)	Pro Forma Adjustments		Pro Forma Combined
OPERATING REVENUES	$304	$44	$—		$348
OPERATING EXPENSES
Operations and maintenance	58	17	(1)	(a)	74
Depreciation and amortization	78	17	—		95
Transmission	2	—	—		2
Taxes other than income taxes and other	5	—	—		5
Total operating expenses	143	34	(1)		176
OPERATING INCOME	161	10	1		172
OTHER INCOME (DEDUCTIONS)
Interest expense	(93)	(7)	—		(100)
Benefits associated with differential membership interests—net	—	—	—		—
Equity in earnings of equity method investees	—	—	(1)	(a)	(1)
Total other deductions—net	(93)	(7)	(1)		(101)
INCOME BEFORE INCOME TAXES	68	3	—		71
INCOME TAXES	16	2	(2)	(b)	16
NET INCOME	52	$1	2		55
Less net income prior to Initial Public Offering for NEP's initial portfolio	28		—		28
Less net income attributable to noncontrolling interest(2)	21		3	(c)	24
NET INCOME ATTRIBUTABLE TO NEXTERA ENERGY PARTNERS, LP SUBSEQUENT TO INITIAL PUBLIC OFFERING	$3		$(1)		$3

Weighted average number of common units outstanding - basic and assuming dilution	18.7		2.3		21.0
Earnings per common unit attributable to NextEra Energy Partners, LP - basic and assuming dilution	$0.16				$0.14
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(1)	Excludes the operations of the projects which were acquired during the three months ended March 31, 2015, which are reflected in the NEP historical results.

(2)	Net income attributable to noncontrolling interest includes the pre-acquisition net income of NEP's first quarter acquisitions.

NEXTERA ENERGY PARTNERS, LP UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (millions)

Year ended December 31, 2013
	NEP Historical	Acquired Assets(1)	Pro Forma Adjustments		Pro Forma Combined
OPERATING REVENUES	$142	$37	$—		$179
OPERATING EXPENSES
Operations and maintenance	30	14	—		44
Depreciation and amortization	39	16	—		55
Transmission	2	—	—		2
Taxes other than income taxes and other	5	1	—		6
Total operating expenses	76	31	—		107
OPERATING INCOME	66	6	—		72
OTHER INCOME (DEDUCTIONS)
Interest expense	(42)	(7)	—		(49)
Benefits associated with differential membership interests—net	5	—	—		5
Total other deductions—net	(37)	(7)	—		(44)
INCOME (LOSS) BEFORE INCOME TAXES	29	(1)	—		28
INCOME TAXES	14	(6)	6	(b)	14
NET INCOME (LOSS)	$15	$5	$(6)		$14
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(1)	Excludes the operations of the projects which were acquired during the three months ended March 31, 2015, which are reflected in the NEP historical results.

NEXTERA ENERGY PARTNERS, LP UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (millions)

Year ended December 31, 2012
	NEP Historical	Acquired Assets(1)	Pro Forma Adjustments		Pro Forma Combined
OPERATING REVENUES	$93	$38	$—		$131
OPERATING EXPENSES
Operations and maintenance	17	16	—		33
Depreciation and amortization	24	16	—		40
Transmission	2	—	—		2
Taxes other than income taxes and other	1	1	—		2
Total operating expenses	44	33	—		77
OPERATING INCOME	49	5	—		54
OTHER INCOME (DEDUCTIONS)
Interest expense	(43)	(8)	(6)	(d)	(57)
Other—net	1	—	—		1
Total other deductions—net	(42)	(8)	(6)		(56)
INCOME (LOSS) BEFORE INCOME TAXES	7	(3)	(6)		(2)
INCOME TAXES	(9)	(3)	2	(b)	(10)
NET INCOME (LOSS)	$16	$—	$(8)		$8
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(1)	Excludes the operations of the projects which were acquired during the three months ended March 31, 2015, which are reflected in the NEP historical results.

NEXTERA ENERGY PARTNERS, LP UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET (millions)

As of March 31, 2015
	NEP Historical	Acquired Assets (1)	Pro Forma Adjustments		Pro Forma Combined
ASSETS
Current assets:
Cash and cash equivalents	$52	$4	$(5)	(a)(d)(e)(f)(g)	$51
Accounts receivable	33	5	3	(h)	41
Due from related parties	51	—	—		51
Restricted cash ($19 and $55 related to VIEs, respectively)	23	—	—		23
Prepaid expenses	3	1	(1)	(a)	3
Other current assets	10	2	—		12
Total current assets	172	12	(3)		181
Non-current assets:
Property, plant and equipment—net ($406 and $408 related to VIEs, respectively)	2,495	639	(5)	(a)	3,129
Construction work in progress	50	284	(284)	(a)	50
Deferred income taxes	130	18	(13)	(i)	135
Other investments	—	—	16	(a)	16
Other non-current assets	81	20	(12)	(a)	89
Total non-current assets	2,756	961	(298)		3,419
TOTAL ASSETS	$2,928	$973	$(301)		$3,600
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and accrued expenses	$23	$79	$(71)	(a)(j)	$31
Due to related parties	23	3	(2)	(a)	24
Current maturities of long-term debt	78	68	254	(a)(d)	400
Accrued interest	12	1	—		13
Other current liabilities	15	4	(2)	(a)	17
Total current liabilities	151	155	179		485
Non-current liabilities:
Long-term debt	1,802	201	(118)	(a)	1,885
Deferral related to differential membership interests—VIEs	246	178	—		424
Accumulated deferred income taxes	55	18	(18)	(j)	55
Asset retirement obligation	20	11	(3)	(a)	28
Non-current due to related party	16	2	1	(k)	19
Other non-current liabilities	26	19	(17)	(a)	28
Total non-current liabilities	2,165	429	(155)		2,439
TOTAL LIABILITIES	2,316	584	24		2,924
COMMITMENTS AND CONTINGENCIES
EQUITY
Limited partners (common units issued and outstanding - 18.7(2))	543	—	126	(c)(e)(f)(i)	669
Members' equity	—	409	(409)	(a)(c)	—
Accumulated other comprehensive loss	(6)	(20)	18	(a)(c)	(8)
Noncontrolling interest	75	—	(60)	(a)(c)(g)(h)(i)(j)(k)	15
TOTAL EQUITY	612	389	(325)		676
TOTAL LIABILITIES AND EQUITY	$2,928	$973	$(301)		$3,600
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(1)	Excludes the accounts of the projects which were acquired during the three months ended March 31, 2015, which are reflected in the NEP historical results.

(2)	21.3 on a pro forma basis. See (e).

Pro Forma Adjustments and Assumptions

The adjustments are based on currently available information and certain estimates and assumptions, and therefore the actual effects of these transactions will differ from the pro forma adjustments. A general description of these transactions and adjustments is provided as follows:

(a)
Reflects the reclassification of the operations and net assets of the projects, of which NEP acquired 50% ownership interests, to equity method investments included in equity in earnings of equity method investees in the accompanying unaudited pro forma consolidated statements of operations and reflected as other investments in the accompanying unaudited pro forma consolidated balance sheet. Earnings of equity method investees were less than $1 million in all periods presented.

(b)
Reflects the removal of current tax expense (benefit) of the predecessor entities that will not exist for NEP in the amount of approximately $1 million for the three months ended March 31, 2015, $2 million for the year ended December 31, 2014, ($6) million for the year ended December 31, 2013, and ($3) million for the year ended December 31, 2012. Successor tax expense is less than $1 million for both the three months ended March 31, 2015 and the year ended December 31, 2014. Successor tax benefit is approximately $1 million for the year ended December 31, 2012.

(c)	Reflects the allocation of the historical amounts to noncontrolling interest.

(d)	Reflects $313 million of proceeds from a one-year term loan entered into to fund the May 2015 acquisitions and related interest.

(e)	Reflects the gross proceeds of approximately $109 million from the private placement of 2,594,948 units at a price of $41.87 per unit.

(f)	Reflects offering fees and expenses.

(g)	Reflects the cash purchase price paid of approximately $424 million for the acquired assets.

(h)	Reflects the approximately $3 million noncash reclassification of distributions to due from related parties.

(i)
Reflects the removal of noncurrent deferred tax assets that will not exist in NEP in the amount of approximately $18 million, and the inclusion of $5 million noncurrent deferred tax assets for the estimated income tax effects of the increase in the tax basis of puchased interests.

(j)	Reflects the removal of noncurrent deferred tax liabilities and current tax payable that will not exist for NEP in the amount of approximately $18 million and $4 million, respectively.

(k)
Reflects the approximately $1 million noncash reclassification to non-current due to related parties from members' equity for those amounts to repay NEER for certain transmission costs paid on behalf of one of the projects.